UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 2015

NUTRANOMICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53551	98-0603540
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11487 South 700 East Salt Lake City, UT	84020
(address of principal executive offices)	(zip code)

(801) 576-8350
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02                          Unregistered Sales of Equity Securities

On June 17, 2015, the Company issued 4,500,000 shares of the Company’s common stock to JMJ Financial (“JMJ”), in partial satisfaction of its obligations under, and the holder’s election to convert a portion of, the $350,000 Convertible Note dated December 2, 2014, with an original principal and interest amount of $68,444.44 and held by JMJ.

On June 19, 2015, the Company issued 11,921,055 shares of the Company’s common stock to Typenex Co-Investment, LLC (“Typenex”), in partial satisfaction of its obligations under, and the holder’s election to convert a portion of, the Secured Convertible Promissory Note dated December 2, 2014, in the face amount of $224,000 and with an original principal amount of $59,000, and held by Typenex.

On July 15, 2015, the Company issued 8,453,608 shares of the Company’s common stock to KBM Worldwide, Inc. (“KBM”), in partial satisfaction of its obligations under, and the holder’s election to convert a portion of, the Convertible Promissory Note dated April 30, 2014, with an original principal amount of $63,000 and held by KBM.

On July 17, 2015, the Company issued 9,690,000 shares of the Company’s common stock to JMJ, in partial satisfaction of its obligations under, and the holder’s election to convert a portion of, the $350,000 Convertible Note dated December 2, 2014, with an original principal and interest amount of $68,444.44 and held by JMJ.

On July 20, 2015, the Company issued 3,793,686 shares of the Company’s common stock to LG Capital Funding, LLC (“LG”), in partial satisfaction of its obligations under, and the holder’s election to convert a portion of, the Nutranomics, Inc. 8% Convertible Redeemable Note Due December 2, 2015, with an original principal amount of $73,500 and held by LG.

On July 27, 2015, the Company issued 8,447,368 shares of the Company’s common stock to KBM, in partial satisfaction of its obligations under, and the holder’s election to convert a portion of, the Convertible Promissory Note dated April 30, 2014, with an original principal amount of $63,000 and held by KBM.

On July 28, 2015, the Company issued 10,790,000 shares of the Company’s common stock to JMJ, in partial satisfaction of its obligations under, and the holder’s election to convert a portion of, the $350,000 Convertible Note dated December 2, 2014, with an original principal and interest amount of $68,444.44 and held by JMJ.

On July 29, 2015, the Company issued 16,900,000 shares of the Company’s common stock to Typenex, in partial satisfaction of its obligations under, and the holder’s election to convert a portion of, the Secured Convertible Promissory Note dated December 2, 2014, in the face amount of $224,000 and with an original principal amount of $59,000, and held by Typenex.

On July 30, 2015, the Company issued 8,433,333 shares of the Company’s common stock to KBM, in partial satisfaction of its obligations under, and the holder’s election to convert a portion of, the Convertible Promissory Note dated April 30, 2014, with an original principal amount of $63,000 and held by KBM.

On August 6, 2015, the Company issued 8,400,000 shares of the Company’s common stock to KBM, in partial satisfaction of its obligations under, and the holder’s election to convert a portion of, the Convertible Promissory Note dated April 30, 2014, with an original principal amount of $63,000 and held by KBM.

On August 6, 2015, the Company issued 12,595,000 shares of the Company’s common stock to JMJ, in partial satisfaction of its obligations under, and the holder’s election to convert a portion of, the $350,000 Convertible Note dated December 2, 2014, with an original principal and interest amount of $68,444.44 and held by JMJ.

On August 12, 2015, the Company issued 13,583,333 shares of the Company’s common stock to KBM, in partial satisfaction of its obligations under, and the holder’s election to convert a portion of, the Convertible Promissory Note dated April 30, 2014, with an original principal amount of $63,000 and held by KBM.

On August 18, 2015, the Company issued 27,300,000 shares of the Company’s common stock to Typenex, in partial satisfaction of its obligations under, and the holder’s election to convert a portion of, the Secured Convertible Promissory Note dated December 2, 2014, in the face amount of $224,000 and with an original principal amount of $59,000, and held by Typenex.

On August 21, 2015, the Company issued 15,680,000 shares of the Company’s common stock to JMJ, in partial satisfaction of its obligations under, and the holder’s election to convert a portion of, the $350,000 Convertible Note dated December 2, 2014, with an original principal and interest amount of $68,444.44 and held by JMJ.

On August 27, 2015, the Company issued 16,460,000 shares of the Company’s common stock to JMJ, in partial satisfaction of its obligations under, and the holder’s election to convert a portion of, the $350,000 Convertible Note dated December 2, 2014, with an original principal and interest amount of $68,444.44 and held by JMJ.

On August 27, 2015, the Company issued 8,500,000 shares of the Company’s common stock to Evolution Capital Partners, LLC (“Evolution”), in partial satisfaction of its obligations under, and the holder’s election to convert a portion of, the $250,000 Convertible Note dated September 27, 2013, with an original principal amount of $250,000 and held by Evolution.

On September 8, 2015, the Company issued 35,400,000 shares of the Company’s common stock to Typenex, in partial satisfaction of its obligations under, and the holder’s election to convert a portion of, the Secured Convertible Promissory Note dated December 2, 2014, in the face amount of $224,000 and with an original principal amount of $59,000, and held by Typenex.

On October 5, 2015, the Company issued 13,583,333 shares of the Company’s common stock to KBM, in partial satisfaction of its obligations under, and the holder’s election to convert a portion of, the Convertible Promissory Note dated April 30, 2014, with an original principal amount of $63,000 and held by KBM.

On October 6, 2015, the Company issued 5,833,333 shares of the Company’s common stock to KBM, in partial satisfaction of its obligations under, and the holder’s election to convert a portion of, the Convertible Promissory Note dated April 30, 2014, with an original principal amount of $63,000 and held by KBM.

On October 6, 2015, the Company issued 13,583,333 shares of the Company’s common stock to KBM, in partial satisfaction of its obligations under, and the holder’s election to convert a portion of, the Convertible Promissory Note dated April 30, 2014, with an original principal amount of $63,000 and held by KBM.

On October 7, 2015, the Company issued 19,464,286 shares of the Company’s common stock to KBM, in partial satisfaction of its obligations under, and the holder’s election to convert a portion of, the Convertible Promissory Note dated April 30, 2014, with an original principal amount of $63,000 and held by KBM.

On October 8, 2015, the Company issued 19,464,286 shares of the Company’s common stock to KBM, in partial satisfaction of its obligations under, and the holder’s election to convert a portion of, the Convertible Promissory Note dated April 30, 2014, with an original principal amount of $63,000 and held by KBM.

The securities issued above were issued pursuant to exemptions from registration requirements relying on Section 4(a)(2) of the Securities Act of 1933 and upon Rule 506 of Regulation D of the Securities Act of 1933 as there was no general solicitation, and the transactions did not involve a public offering.  The holders provided legal opinions pursuant to Section 4(a)(1) of the Securities Act and Rule 144.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2015	NUTRANOMICS, INC.

By: /s/ Edward J. Eyring, II
Edward J. Eyring, II
Chief Executive Officer